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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 15, 1997


                                CELLPOINT INC.
            (Exact Name of  Registrant as Specified in Its Charter)


        Nevada                      0-25205                 52-2032380
----------------------------      -----------             ------------------
(State or Other Jurisdiction      Commission               I.R.S. Employer
    of Incorporation)             File Number             Identification No.


Sofielundsvagen 4, S-191 47 Sollentuna, Sweden
----------------------------------------------                 ------------
   (Address of Principal Executive Offices)                      Zip Code


     Registrant's telephone number, including area code: 011-46-8-544-90000
                                                         ------------------

                         Technor International, Inc.
                Satraangsvagen 88, S-182 37 Danderyd, Sweden
              ------------------------------------------------
         Former name or former address, if changed since last report

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 Item 4.  Changes in Registrant's Certifying Accountant.

     (a)(1) (i) The Registrant's auditors from inception (February 28, 1997) through the fall of 1997 were Kelly and Company, of Newport Beach, California. By mutual agreement, the Registrant and Kelly and Company terminated their professional relationship in October 1997.

            (ii) The report of Kelly and Company on the Registrant's financial statements for the fiscal year (from inception in February 28, 1997) ended June 30, 1997 did not contain an adverse opinion nor was such opinion qualified or modified as to uncertainty, audit scope or accounting principles. The report of Kelly and Company included a statement that the Registrant was a developmental stage company, with no revenues, which has sustained losses from operations since inception. Kelly and Company stated that there was substantial doubt about the ability of the Registrant to continue as a going concern. The Registrant did not disagree with such statement.

            (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

            (iv) (A) There were no disagreements between the Registrant and Kelly and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kelly and Company, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

                  (B) Not applicable.

                  (C) Not applicable.

                  (D) Not applicable.

                  (E) Not applicable.

     (a)(2) In January 1998, the Registrant engaged Ohrlings
PricewaterhouseCoopers to act as its independent accountant. Ohrlings PricewaterhouseCoopers audited the Company's financial statements for the fiscal year ended June 30, 1998. The report of Ohrlings
PricewaterhouseCoopers included a statement that there was substantial doubt about the ability of the Company to continue as a going concern. The Company did not disagree with such statement at the time.

            (i)  Not applicable.

            (ii) Not applicable.

     (b)  Not applicable.



                                      -2-
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.
          ---------

     16   Letter from Kelly & Company, dated December 1, 1999.













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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CELLPOINT INC.


                                        By /s/ PETER HENRICSSON
                                          ------------------------------
                                          Peter Henricsson
                                            President


Date:  December 8, 1999